Exhibit 99.2 SELB DISSOLVE I & II Phase 3 Clinical Trials: Topline Data For release on March 21, 2023

Forward-looking statements Any statements in this presentation about the future expectations, plans and prospects of Selecta Biosciences, Inc. (the “Company”), including without limitation, statements regarding the Company’s cash runway, the unique proprietary technology platform of the Company, and the unique proprietary platform of its partners, the potential of ImmTOR to enable re-dosing of AAV gene therapy and to mitigate immunogenicity, the potential of ImmTOR and the Company’s product pipeline to treat chronic refractory gout, MMA, IgAN, other autoimmune diseases, lysosomal storage disorders, or anyother disease, the anticipated timing or theoutcome ofongoing and planned clinical trials, studies and data readouts, the anticipated timing or the outcome of the FDA’s reviewof the Company’s regulatory filings, the Company’s and its partners’ ability to conduct its and their clinical trials and preclinical studies, the timing or making of any regulatory filings, the anticipated timing or outcome of selection of developmental product candidates, the potential treatment applications of product candidates utilizing the ImmTOR platform in areas such as gene therapy, gout and autoimmune disease, the ability of the Company and its partners where applicable to develop gene therapy products using ImmTOR, the novelty of treatment paradigms that the Company is able to develop, whether the observations made in non-human study subjects will translate to studies performed with human beings, the potential of any therapies developed by the Company to fulfill unmet medical needs, the Company’s plan to apply its ImmTOR technology platform to a range of biologics for rare and orphan genetic diseases, the potential of the Company’s technology to enable repeat administration in gene therapy product candidates and products, the ability to re-dose patients and the potential of ImmTOR to allow for re-dosing, the potential to safely re-dose AAV, the ability to restore transgene expression, the potential of the ImmTOR technology platform generally and the Company’s ability to grow its strategic partnerships and enrollment in the Company's clinical trials and other statements containing the words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “hypothesize,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “would,” and similar expressions, constitute forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including, but not limited to, the following: the uncertainties inherent in the initiation, completion and cost of clinical trials including proof of concept trials, including the uncertain outcomes, the availability and timing of data from ongoing and future clinical trials and the results of such trials, whether preliminary results from a particular clinical trial will be predictive of the final results of that trial and whether results of early clinical trials will be indicative of the results of later clinical trials, the ability to predict results of studies performed on human beings based on results of studies performed on non-human subjects, the unproven approach of the Company’s ImmTOR technology, potential delays in enrollment of patients, undesirable side effects of the Company’s product candidates, its reliance on third parties to manufacture its product candidates and to conduct its clinical trials, the Company’s inability to maintain its existing or future collaborations, licenses or contractual relationships, its inability to protect its proprietary technology and intellectual property, potential delays in regulatory approvals, the availability of funding sufficient for its foreseeable and unforeseeable operating expenses and capital expenditure requirements, the Company’s recurring losses from operations and negative cash flows, substantial fluctuation in the price of the Company’s common stock, risks related to geopolitical conflicts and pandemics and other important factors discussed in the “Risk Factors” section of the Company’s most recent Annual Report on Form 10-K, and in other filings that the Company makes with the Securities and Exchange Commission. In addition, any forward-looking statements included in this presentation represent the Company’s views only as of the date of its publication and should notbe relied upon as representing its views as of any subsequent date. The Company specifically disclaims any intention to update any forward-looking statements included in this presentation, except as required by law. DISSOLVE Topline Data Presentation – March 21, 2023 2

Both Phase 3 Studies and both tested doses met primary efficacy endpoints, achieving a statistically significant response rate with SEL-212 versus placebo § The response rate in the high dose group was 56% in DISSOLVE I (the US Study ) and 47% in DISSOLVE II (the Global Study ) § The response rate in the high dose group for patients ≥50 years old was 65% and 48% in the US and Global Studies, respectively § Majority (75%) of those who entered the 6-month extension phase on active treatment were responders at 12 months with no new safety signals 1 § Infusion reaction incidence was 3.4% in the high dose group § There was no increase in gout flare adverse events in SEL-212-treated groups versus placebo § We believe the observations of efficacy and safety of SEL-212 in these two Phase 3 trials suggest the potential to provide a new treatment solution with once monthly dosing DISSOLVE Topline Data Presentation – March 21, 2023 3

SEL-212 is a combination of pegadricase plus ImmTOR for treatment of chronic refractory gout

- Pegadricase is a novel and potent yeast uricase enzyme that converts serum urate (SU) into a highly water-soluble molecule that is readily excreted in the urine
- While pegadricase markedly reduces SU, it also elicits a vigorous immune response with anti-drug antibodies in all individuals following a single dose
- A single dose of ImmTOR™, an immune-tolerizing nanoencapsulated rapamycin (sirolimus), followed by pegadricase was observed to result in a dose-dependent inhibition of anti-uricase antibodies[1]



Low dose
High dose
Pegadricase alone
0.1 mg/kg ImmTOR + Pegadricase
0.15 mg/kg ImmTOR + Pegadricase
Anti-Uricase Ab Titers
N=5
N=10
N=5
4 of 5
0 5 10 15 20 25 30

Anti-uricase IgG tiers against time for individual patients with each line representing an individual patient

- Phase 2 studies observed that once monthly administration of SEL-212 robustly lowered SU in gout patients over a duration of 6 months
- Based on these findings, the FDA agreed with Selecta Biosciences to evaluate two optimal doses of SEL-212 in Phase 3 clinical trials

[1] Sands et al. Nature Communications 2022. 13:272 – Figure 4

Selecta Biosciences
DISSOLVE Topline Data Presentation – March 21, 2023 4

Two randomized double-blind, placebo-controlled Phase 3 studies of SEL-212 in patients with gout refractory to conventional therapy

Both studies have three arms, randomized 1:1:1 to a single dose in each 28-day treatment period (TP):

High dose - 0.15 SEL-212
IV infusion of 0.15mg/kg ImmTOR followed by IV infusion of 0.2mg/kg pegadricase

Low dose - 0.1 SEL-212
IV infusion of 0.1mg/kg ImmTOR followed by IV infusion of 0.2mg/kg pegadricase

Placebo
IV infusion of saline followed by IV infusion of saline


Primary Efficacy Endpoint During Treatment Period 6
SU at 0h, ~4.5h, and days 7, 14, 21 and 28
Responders = SU levels < 6 mg/dL for 80% of Time in TP6
Baseline
12 Months
6-Month Safety Extension (Blinded)
US Study
DISSOLVE I
--29 enrolling sites in US
0.15 SEL-212
0.1 SEL-212
Placebo
Global Study
DISSOLVE II
--37 enrolling sites in US, Russia, Ukraine, Georgia, and Serbia
0.15 SEL-212
0.1 SEL-212
Placebo

Selecta Biosciences
DISSOLVE Topline Data Presentation – March 21, 2023 5

Subject flow Global Study US Study DISSOLVE II DISSOLVE I SCREENED SCREENED 413 486 328 initially screen failed 298 initially screen failed RANDOMIZED RANDOMIZED 115 158 5 not dosed (subsequently screen failed) 3 not dosed (subsequently screen failed) RANDOMIZED & DOSED RANDOMIZED & DOSED Intention To Treat (ITT) 153 112 High Dose Low Dose Placebo High Dose Low Dose Placebo 0.15 SEL-212 0.10 SEL-212 0.15 SEL-212 0.10 SEL-212 38 37 37 49 51 53 DISSOLVE Topline Data Presentation – March 21, 2023 6

Baseline demographic characteristics Balanced for age, BMI, sex, and race across treatment groups in both studies US Study (DISSOLVE I) Global Study (DISSOLVE II) Treatment Group High dose Low dose Placebo Total High dose Low dose Placebo Total (Number-ITT) (38) (37) (37) (112) (49) (51) (53) (153) Age in Years: m (SD) 54 (12) 55 (10.6) 54 (10.6) 54 (11) 56 (9.7) 53 (10.6) 57 (10.1) 55 (10.2) Age ≥ 50 years: Percent 66 73 60 66 76 61 79 72 2 BMI: Mean (SD) (k g/m ) 35 (6.4) 34 (7.5) 33 (6.3) 34 (6.7) 33 (5.2) 32 (6.3) 33 (6.2) 32 (5.9) Gender: Percent Male 92 95 100 96 96 96 98 97 Female 8 5 0 4 4 4 2 3 Race: Percent White 71 76 59 69 96 88 83 89 Non-white 29 24 41 31 4 12 17 11 Region: n (Percent) United States 38 (100) 37 (100) 37 (100) 112 (100) 14 (29) 18 (35) 24 (45) 56 (37) 1 Europe 35 (71) 33 (65) 29 (55) 97 (63) Russia & Ukraine 9 (18) 7 (14) 7 (13) 23 (15) 1 Russia, Ukraine, Serbia, Georgia DISSOLVE Topline Data Presentation – March 21, 2023 7

Baseline disease characteristics • Baseline characteristics were reasonably well balanced across treatment groups in each study • Gout severity was somewhat greater in the Global Study versus the US Study US Study (DISSOLVE I) Global Study (DISSOLVE II) Treatment Group High dose Low dose Placebo Total High dose Low dose Placebo Total (Number-ITT) (38) (37) (37) (112) (49) (51) (53) (153) Gout diag. (yr.): m (SD) 14.3 (10.5) 11.9 (10.0) 12.4 (9.6) 12.9 (10.0) 10.8 (9.0) 11.6 (9.0) 10.5 (7.5) 11.0 (8.5) Baseline Tophi : n (% ) 22 (57.9) 21 (56.8) 21 (56.8) 64 (57.1) 33 (67.3) 34 (66.7) 36 (67.9) 103 (67.3) SU (mg/dL): m (SD) 8.7 (1.4) 8.2 (1.9) 8.3 (1.5) 8.4 (1.6) 8.4 (1.7) 8.6 (1.5) 9.1 (1.6) 8.7 (1.6) Tender Joints: m (SD) 1.9 (5.1) 3.5 (6.4) 2.6 (9.9) 2.7 (7.3) 11.6 (11.5) 11.1 (12.8) 10.6 (11.5) 11.1 (11.8) Sw ollen Joint s: m (SD) 2.0 (4.3) 3.6 (7.5) 1.0 (3.4) 2.2 (5.4) 6.9 (10.4) 4.4 (8.1) 7.0 (9.0) 6.1 (9.2) DISSOLVE Topline Data Presentation – March 21, 2023 8

Both studies and tested doses met primary efficacy endpoints

- Percent responders in the high dose group was 56% and 47% for US & Global Studies, respectively
- Percent responders in the low dose group was 48% and 41% for US & Global Studies, respectively
- Results are consistent across multiple modified ITT and per protocol population groups

		US Study (DISSOLVE I)			Global Study (DISSOLVE II)		
	ITT Set	High dose (38)	Low dose (37)	Placebo (37)	High dose (49)	Low dose (51)	Placebo (53)
Responders [1]	% [97.5% CI]	**56** [55, 57]	**48** [47,48]	**4** [3,4]	**47** [46, 48]	**41** [40, 41]	**12** [11,13]
	Risk Difference	53	44	-	35	28	-
	97.5% CI [2]	[32, 73]	[23, 64]	-	[14, 56]	[8, 48]	-
	p-value [3]	<0.0001	<0.0001	-	0.0002	0.0015	-

1 Responders were defined as subjects with SU levels < 6mg/mL for at least 80% of time during month 6 of therapy (TP6). Subjects who dropped from study due to stopping rule, AE, and COVID were considered non-responders. Percentages shown are averaged over multiple imputed datasets for missing SU for withdrawal of consent, lost to follow-up, and other as per FDA guidance.

2 Confidence interval of the risk difference

3 p-value versus placebo group for each treatment group. Mantel-Haenszel test was used for a pooled estimate derived after multiple imputation. Risk difference considered randomization stratum of tophus presence (Y/N) with a two-sided type 1 error rate of α = 2.5% to adjust for the two comparisons of study drug against placebo.

Selecta Biosciences DISSOLVE Topline Data Presentation – March 21, 2023 9

Responders in patients ≥ 50 years old

- Pre-determined endpoint for largest age group population[1]
- Percent responders in the high dose group was 65% and 48% for US & Global Studies, respectively

		US Study (DISSOLVE I)			Global Study (DISSOLVE II)		
	ITT Set	High dose (25)	Low dose (27)	Placebo (22)	High dose (37)	Low dose (31)	Placebo (42)
Responders[2]	% [97.5% CI]	**65** [64, 66]	**47** [46, 48]	**5** [5,6]	**48** [47, 49]	**45** [44, 45]	**14** [13, 15]
	Risk Difference	51	43	-	33	31	-
	97.5% CI[3]	[22, 79]	[19, 67]	-	[10, 57]	[7, 55]	-
	p-value[4]	<0.0001	<0.0001	-	0.0017	0.0044	-

1 Topline data suggest consistent results in other key subgroups of interest

2 Responders were defined as subjects with SU levels < 6mg/mL for at least 80% of time during month 6 of therapy (TP6). Subjects who dropped from study due to stopping rule, AE, and COVID were considered non-responders. Percentages shown are averaged over multiple imputed datasets for missing SU for withdrawal of consent, lost to follow-up, and other as per FDA guidance.

3 Confidence interval of the risk difference

4 p-value versus placebo group for each treatment group. Mantel-Haenszel test was used for a pooled estimate derived after multiple imputation. Risk difference considered randomization stratum of tophus presence (Y/N) with a two-sided type 1 error rate of α = 2.5% to adjust for the two comparisons of study drug against placebo.

Selecta Biosciences
DISSOLVE Topline Data Presentation – March 21, 2023 10

Key secondary endpoints: Mean and percent reduction in serum urate

- Marked reduction of serum urate in both studies and for both low and high dose groups
- Other secondary endpoints are not yet available

	US Study (DISSOLVE I)			Global Study (DISSOLVE II)		
Key Secondary Endpoint ITT Set	High dose (38)	Low dose (37)	Placebo (37)	High dose (49)	Low dose (51)	Placebo (53)
SU Δ from BL to TP6 (mg/dL, LS mean (SE))[1]	-5.3 (0.6)	-5.3 (0.6)	0.3 (0.6)	-5.0 (0.6)	-4.8 (0.6)	-0.5 (0.5)
LS Mean Difference (SE)	-5.6 (0.8)	-5.6 (0.8)	-	-4.5 (0.8)	-4.2 (0.8)	-
97.5% CI for Difference	[-7.5, -3.8]	[-7.4,-3.7]	-	[-6.1, -2.8]	[-6.0, -2.5]	-
p-value[3]	<0.001	<0.001	-	<0.001	<0.001	-
SU Percent Δ from BL to TP6 (LS mean (SE)[2]	-63.0 (7.1)	-59.6 (7.3)	5.7 (6.6)	-56.1 (6.8)	-58.3 (7.1)	-4.7 (6.1)
LS Mean Difference (SE)	-68.7 (9.8)	-65.3 (9.8)	-	-51.4 (8.9)	-53.5 (9.3)	-
97.5% CI for Difference	[-90.7, -46.8]	[-87.2,-43.4]	-	[-71.4, -31.3]	[-74.3, -32.8]	-
p-value[3]	<0.001	<0.001	-	<0.001	<0.001	-

[1] Reduction of mean sUA as computed by subtracting the Baseline (BL) sUA level from the mean sUA during Treatment Period 6 (TP6) defined as the area under the time curve divided by the corresponding time interval.

[2] Percent reduction mean sUA as computed by subtracting Baseline (BL) sUA level from the mean sUA during TP6 divided by the Baseline and reported as either absolute difference or percent difference.

[3] Analysis using ANCOVA model with reduction or percent reduction of mean SU at TP6 from baseline as dependent variable and randomization stratum and baseline SU as covariates. Missing values of change or percent change from baseline were multiple imputed by using the Recursively Partitioned Mixture Model. The means of treatment groups are pooled estimates after multiple imputation and 2-sided p-values.

Selecta Biosciences
DISSOLVE Topline Data Presentation – March 21, 2023 11

1 All adverse events of special interest (AESI) • No difference in gout flares between treatment groups and placebo • Stomatitis in treatment groups (3.4-9.2%), all mild to moderate intensity • Low incidence of infusion reactions (3.4%-4.5%) in high and low dose groups, respectively Pooled St udies at 6-Mont h Primary Endpoint High dose (87) Low dose (88) Placebo (90) Safety Set n (%) n (%) n (%) ≥1 Treatment -emergent A ESI 55 (63.2) 60 (68.2) 49 (54.4) Gout Flares 38 (43.7) 40 (45.5) 39 (43.3) Infect ions ( including viral) 20 (23.0) 16 (18.2) 15 (16.7) 2 6 (6.9) 5 (5.7) 6 (6.7) COVID-19 Infusion-relat ed AEs ( 24h) 6 (6.9) 6 (6.8) 2 (2.2) 3 (3.4) 4 (4.5) 0 (0) Infusion reactions (1h) incl.anaphylaxis 3 Hypertriglyceridemia 7 (8.0) 8 (9.1) 6 (6.7) 4 Stomatitis 8 (9.2) 3 (3.4) 0 (0) 1 (1.1) 2 (2.3) 3 (3.3) Prot einuria/renal impairment /↑ creatinine Thromboembolism 0 (0) 1 (1.1) 0 (0) Leukopenia 0 (0) 2 (2.3) 0 (0) 5 Miscellaneous 0 (0) 0 (0) 2 (2.2) 1 2 AESIs included in protocol as agreed with FDA; No other TEAEs ≥5% There were no other individual infections >2% 5 3 4 Influenza-like (1), ↑LDL (1) Dyslipidemia/hypertriglyceridemia/hyperlipidemia Stomatitis/oral ulcer/aphthous ulcer; 67% mild, 33% moderate DISSOLVE Topline Data Presentation – March 21, 2023 12

Serious adverse events (SAEs) Six subjects (3.4%) in the pooled active treatment groups had an SAE related to treatment Pooled St udies at 6-Mont h Primary Endpoint High dose (87) Low dose (88) Placebo (90) Safety Set n (% ) n (% ) n (% ) Subjects w ith at least 1 SAE 6 (6.9) 13 (14.8) 2 (2.2) 1 2 Subjects w ith treatment-relat ed SA E 3 (3.4) 3 (3.4) 0 (0) Total number of SAEs 6 (6.9) 16 (18.2) 2 (2.2) Primary per Subject 3 4 Infections 0 (0) 4 (4.5) 1 (1.1) Anaphylaxis 2 (2.3) 2 (2.3) 0 (0) Gout Flare 1 (1.1) 1 (1.1) 0 (0) 5 6 7 GI, Renal, Liver, & Neuro 2 (2.3) 4 (4.5) 1 (1.1) 8 9 Resp, Card, & Vascular 1 (1.1) 2 (2.3) 0 (0) 1 2 3 US: Gout flare (1), Global: Anaphylaxis (2); US: Anaphylaxis (2), Gout Flare (1) US: Periodontal infection/cellulitis (1), C. diff colitis (1) 3 4 5 Global: Pneumonia/Resp Failure/Sepsis (1); infected tophus (1) Global: COVID-19 (1) US: GI bleed (1) Global: Acute Renal Injury (1) 6 7 US: Presyncope (1), Cholelithiasis (1), Subarachnoid Hemorrhage (1), Global: Enteritis (1) Global: Diverticular Hemorrhage (1) 8 9 Global: Angina Pectoris (1) Global: Pulmonary Embolism (1) Acute myocardial infarction (1) DISSOLVE Topline Data Presentation – March 21, 2023 13

Low incidence of infusion reactions (IRs) [1]

- IRs occurred in 3.4% of high dose group and in 4.5% of low dose group
- All IRs occurred within the first three infusions
- All occurred during infusion and completely resolved with stopping infusion and symptomatic treatment



Pooled Studies
US Study Extension
Grade 1
Grade 2
Grade 3
Grade 4
A = Anaphylaxis
2
High Dose (n=87)
Low Dose (n=88)
Placebo (n=90)
Dosing Day
TP1
TP2
TP3
TP4
TP5
TP6
TP7
TP8
TP9
TP10
TP11
TP12

[1] Infusion reaction defined as a study drug-related AE that occurs during or after completion of study drug infusion (Rheumatology Common Toxicity Criteria, ver. 2.0.). The observation time was defined as 1 h following completion of the second (pegadricase) infusion.

[2] Infusion reaction occurred during the infusion of ImmTOR; pegadricase not administered. All the other infusion reactions occurred during infusion of pegadricase.

Selecta Biosciences

DISSOLVE Topline Data Presentation – March 21, 2023 14

Table 14.3.1.1.1.

Majority (75%) of those who entered the 6-month extension phase on active treatment were responders at 12 months with no new safety signals

100% of patients who received dose 12 of active drug were responders in TP12

Percent of subjects on active treatment entering TP7 (both dose groups) who have a mean SU <6 mg/dL in subsequent TPs


100
50
0
TP7
TP8
TP9
TP10
TP11
TP12
Treatment periods
75%
0.15 SEL-212 (high dose)
0.1 SEL-212 (low dose)

No new safety signals in the 6-month extension phase

- No Infusion Reactions, new AESIs, or additional safety signals
- 9 SAE events reported in 7 subjects with none related to study drug (see below table)

High Dose (0.15 SEL-212)	Low Dose (0.1 SEL-212)	Placebo
Motor vehicle accident--death	COVID-19	COVID-19 Pneumonia
Sepsis	Pulmonary embolism/pneumonia/sepsis (3 events)	Deep venous thrombosis
Pneumonia		

Selecta Biosciences
DISSOLVE Topline Data Presentation – March 21, 2023 15

Both Phase 3 Studies and both tested doses met primary efficacy endpoints, achieving a statistically significant response rate with SEL-212 versus placebo § The response rate in the high dose group was 56% in DISSOLVE I (the US Study ) and 47% in DISSOLVE II (the Global Study ) § The response rate in the high dose group for patients ≥50 years old was 65% and 48% in the US and Global Studies, respectively § Majority (75%) of those who entered the 6-month extension phase on active treatment were responders at 12 months with no new safety signals 1 § Infusion reaction incidence was 3.4% in the high dose group § There was no increase in gout flare adverse events in SEL-212-treated groups versus placebo § We believe the observations of efficacy and safety of SEL-212 in these two Phase 3 trials suggest the potential to provide a new treatment solution with once monthly dosing DISSOLVE Topline Data Presentation – March 21, 2023 16

Phase 3 trials are a massive team effort Thank you to the entire team but most importantly participating patients & their families clinical sites, principal investigators and clinical staff Clinical team & entire company that contributed to the SEL-212 program Our partner in developing SEL-212 Our CRO partner in the conduct of the trials Clinical Advisors, Safety Board, and Specialty Vendors DISSOLVE Topline Data Presentation – March 21, 2023 17